As filed with the Securities and Exchange Commission on July 6, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21169
NEUBERGER BERMAN NEW YORK MUNICIPAL FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman New York Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20

549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a)	Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Municipal Closed-End Funds Neuberger Berman California Municipal Fund Inc. Neuberger Berman Municipal Fund Inc. Neuberger Berman New York Municipal Fund Inc.

Semi-Annual Report April 30, 2022

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS
California Municipal Fund Inc.	7
Municipal Fund Inc.	12
New York Municipal Fund Inc.	22

FINANCIAL STATEMENTS	28

NOTES TO FINANCIAL STATEMENTS	33

FINANCIAL HIGHLIGHTS
California Municipal Fund Inc.	40
Municipal Fund Inc.	41
New York Municipal Fund Inc.	42

Distribution Reinvestment Plan for each Fund	45
Directory	48
Proxy Voting Policies and Procedures	49
Quarterly Portfolio Schedule	49
Privacy Notice	Located after the Funds’ Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2022 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this semi-annual report for Neuberger Berman California Municipal Fund Inc. (NBW), Neuberger Berman Municipal Fund Inc. (NBH) and Neuberger Berman New York Municipal Fund Inc. (NBO and, together with NBW and NBH, the Funds) for the six months ended April 30, 2022 (the reporting period). The report includes for each Fund a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from federal income tax and, for the state-specific Funds, NBW seeks to provide income that is also exempt from California personal income taxes and NBO seeks to provide income that is also exempt from New York State and New York City personal income taxes. The Funds may invest in securities the interest on which is subject to the federal alternative minimum tax.

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with tax-exempt current income over the long term with less volatility and risk.

As previously communicated, in December 2021, each Fund announced that it extended the term of its existing Variable Rate Municipal Term Preferred Shares (VMTP Shares) to December 15, 2024. Each Fund’s VMTP Shares previously had a term redemption date of March 31, 2022.

On April 18, 2022, NBH announced a decrease in its monthly distribution rate to $0.05025 per share of common stock from the prior monthly distribution rate of $0.06244 per share. The decrease in the Fund’s distribution rate was the result of numerous factors, including the expected level of yields available in the municipal market and the corresponding impact on the Fund’s level of earnings, expected increased costs of leverage associated with forecasted interest-rate hikes and the amount of available undistributed net investment income.

Thank you for your confidence in the Funds. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

1

Neuberger Berman Municipal Closed-End Funds Portfolio Commentary (Unaudited)

For the six-month period ended April 30, 2022 (the reporting period), on a net asset value (NAV) basis, all three of the Neuberger Berman Municipal Closed-End Funds underperformed their benchmark, the Bloomberg 10-Year Municipal Bond Index (the Index). Neuberger Berman California Municipal Fund Inc. (NBW), Neuberger Berman Municipal Fund Inc. (NBH) and Neuberger Berman New York Municipal Fund Inc. (NBO and, together with NBW and NBH, the Funds) posted -11.82%, -12.45% and -12.29% total returns, respectively, whereas the Index generated a -7.86% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was negative for performance given the negative price return for the municipal market during the reporting period.

The investment-grade municipal bond market generated weak results, but outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned -7.90% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -9.47%. U.S. Treasury yields moved sharply higher as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. Rising yields caused the overall bond market to post poor results, as yields and bond prices move in the opposite direction.

Looking at the Funds’ performance, our allocation decisions across ratings categories were additive. In addition, our curve positioning was also additive. Our overweights to lower coupon bonds versus the Index was a headwind for performance. Overall, our allocation to revenue bonds was not rewarded, as they underperformed their general obligation bond counterparts. In particular, allocations to tobacco and housing bonds negatively impacted returns. On the upside, security selection of municipal bonds issued by Puerto Rico and the Virgin Islands, security selection within revenue bonds and an overweight to the short end of the yield curve were additive for performance.

In terms of portfolio changes, given the market’s downturn we used available cash to take advantage of attractive opportunities. We increased the overall credit quality of each Fund’s portfolio, as the rising rate environment allowed us to capture higher absolute yields from certain investment-grade securities.

We believe that the Fed’s transition to tighter monetary policy will continue to lead to more volatility in the municipal bond market. The selloff in municipals has been driven by a sharp move higher in rates as the market repriced for a more hawkish Fed. It is our view that in order for the municipal market to find an equilibrium, we will likely need to see more stability in the Treasury market. Calling market bottoms is a tough endeavor but we believe, given the size of the rates selloff, the worst may be behind us. Valuations have also improved when AAA municipals are measured against Treasuries. In addition, we believe that the technical environment may improve during the summer as net supply of municipal bonds is expected to turn negative. We have always believed that the best and most consistent way to add value in the municipal market is through security selection. In our view, the opportunities to add value through security selection will continue to increase. We believe our duration positioning and historically high levels of portfolio liquidity should allow us to deploy capital when pockets of volatility arise. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is well suited to the market environment which may lie ahead.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holdings of each Fund are subject to change without notice.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by a Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

The bond rating(s) noted above represent segments of the Bloomberg 10-Year Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

2

TICKER SYMBOLS
California Municipal Fund Inc.	NBW
Municipal Fund Inc.	NBH
New York Municipal Fund Inc.	NBO

CALIFORNIA MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.5%
California	85.8
Guam	2.1
Illinois	0.8
Kansas	0.4
Louisiana	0.4
New Jersey	0.3
New York	0.5
Ohio	3.2
Puerto Rico	3.7
South Carolina	0.5
Texas	0.3
Virgin Islands	1.2
Wisconsin	0.3
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

NEW YORK MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.5%
California	2.9
Guam	2.2
Illinois	0.9
Kansas	0.6
Louisiana	0.5
New York	84.2
Ohio	0.2
Puerto Rico	4.8
South Carolina	0.2
Texas	0.3
Virgin Islands	0.9
Wisconsin	0.9
Other	0.9
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Six Month	Average Annual Total Return
		Period	Ended 04/30/2022
	Inception	Ended
At NAV[2]	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
California Municipal Fund Inc.	9/24/2002	-11.82%	-11.55%	1.57%	3.06%	4.70%
Municipal Fund Inc.	9/24/2002	-12.45%	-12.46%	1.40%	3.44%	4.94%
New York Municipal Fund Inc.	9/24/2002	-12.29%	-12.53%	0.83%	2.36%	4.11%
At Market Price[3]
California Municipal Fund Inc.	9/24/2002	-14.82%	-13.72%	-0.03%	1.33%	3.74%
Municipal Fund Inc.	9/24/2002	-19.19%	-24.40%	0.76%	2.48%	4.39%
New York Municipal Fund Inc.	9/24/2002	-16.32%	-15.23%	-0.17%	0.51%	3.07%
Index
Bloomberg 10-Year
Municipal Bond Index**,4		-7.86%	-8.04%	1.83%	2.53%	3.86%

**	Effective August 24, 2021, the Bloomberg Barclays 10-Year Municipal Bond Index changed its name to Bloomberg 10-Year Municipal Bond Index.

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of a Fund’s common stock.

The investment return and market price will fluctuate and shares of a Fund’s common stock may trade at prices above or below NAV. Shares of a Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%	New Hampshire	0.2
Arizona	1.2	New Jersey	6.4
California	20.8	New Mexico	0.3
Colorado	2.0	New York	11.3
Connecticut	0.2	North Carolina	1.5
District of Columbia	0.7	Ohio	4.6
Florida	4.3	Oklahoma	0.7
Georgia	0.3	Oregon	0.0
Guam	0.3	Pennsylvania	2.8
Hawaii	0.5	Puerto Rico	4.1
Illinois	13.8	Rhode Island	0.6
Indiana	0.1	South Carolina	0.9
Iowa	0.5	Tennessee	0.5
Kansas	0.4	Texas	4.1
Kentucky	0.3	Utah	1.8
Louisiana	1.4	Vermont	0.7
Maine	0.4	Virgin Islands	1.3
Massachusetts	1.0	Virginia	0.6
Michigan	3.9	Washington	2.5
Minnesota	0.1	Wisconsin	1.8
Mississippi	0.4	Total	100.0%
Nevada	0.3

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

3

Endnotes (Unaudited)

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain stockholders.

2	Returns based on the NAV of each Fund.

3	Returns based on the market price of shares of each Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Municipal Closed-End Funds, call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

4

Description of Index (Unaudited)

Bloomberg 10-Year Municipal Bond Index:	The index is the 10-year (8-12 years to maturity) component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as “Bloomberg indices”.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. Each Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Legend April 30, 2022 (Unaudited)

Neuberger Berman Municipal Closed-End Funds

Other Abbreviations
Management or NBIA = Neuberger Berman Investment Advisers LLC

6

Schedule of Investments California Municipal Fund Inc.^
(Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE

Municipal Notes 173.2%

American Samoa 0.9%
$600,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$651,069

California 148.6%
1,000,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/2027 Pre-Refunded	1,027,774
	4/1/2023
1,875,000	California Comm. Choice Fin. Clean Energy Proj. Au. Rev. Green Bond, Ser. 2021-B-1,	1,902,434
	(LOC: Morgan Stanley), 4.00%, due 2/1/2052 Putable 8/1/2031
	California Ed. Facs. Au. Ref. Rev. (Univ. of Redlands)
250,000	Ser. 2016-A, 5.00%, due 10/1/2028	264,819
260,000	Ser. 2016-A, 3.00%, due 10/1/2029	248,899
400,000	Ser. 2016-A, 3.00%, due 10/1/2030	375,854
1,000,000	California Ed. Facs. Au. Rev. (Green Bond- Loyola Marymount Univ.), Ser. 2018-B, 5.00%,	1,070,748
	due 10/1/2048
1,252,634	California HFA Muni. Cert., Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,286,682
1,000,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%,	1,012,990
	due 11/15/2026
984,384	California Hsg. Fin. Agcy. Muni. Cert., Ser. 2021-1, Class A, 3.50%, due 11/20/2035	984,331
500,000	California Infrastructure & Econ. Dev. Bank Rev. (Wonderful Foundations Charter Sch.	471,616	(a)
	Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055
770,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union	771,003
	High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/2024
1,000,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014,	1,028,043	(a)
	5.63%, due 7/1/2044
500,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.),	511,820
	Ser. 2014, 5.13%, due 7/1/2029
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
210,000	Ser. 2015-A, 4.50%, due 10/1/2025	212,682
1,115,000	Ser. 2019-A, 5.00%, due 10/1/2049	1,069,989	(a)
1,000,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.),	1,027,889	(a)
	Ser. 2016, 5.00%, due 7/1/2031
500,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	530,892	(a)
	California Muni. Fin. Au. Rev. (Biola Univ.)
375,000	Ser. 2013, 4.00%, due 10/1/2025	380,726
410,000	Ser. 2013, 4.00%, due 10/1/2026	415,650
455,000	Ser. 2013, 4.00%, due 10/1/2027	460,855
	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group)
605,000	Ser. 2014-A, 4.00%, due 1/1/2027	607,338
630,000	Ser. 2014-A, 4.00%, due 1/1/2028	631,137
330,000	Ser. 2014-A, 4.00%, due 1/1/2029	330,121
2,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis I, LLC-West Village Std. Hsg. Proj.),	1,946,981	(b)
	Ser. 2018, (BAM Insured), 4.00%, due 5/15/2048
	California Pub. Fin. Au. Ref. (Henry Mayo Newhall Hosp.)
400,000	Ser. 2021-A, 4.00%, due 10/15/2027	420,729
360,000	Ser. 2021-A, 4.00%, due 10/15/2028	380,295
400,000	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	413,741	(a)
	5.00%, due 7/1/2030
1,500,000	California Sch. Fac. Fin. Au. Rev. (Green Dot Pub. Sch. Proj.), Ser. 2018-A, 5.00%,	1,535,595	(a)
	due 8/1/2048
	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.)
400,000	Ser. 2017-A, 4.00%, due 7/1/2023	405,352	(a)
250,000	Ser. 2014-A, 4.13%, due 7/1/2024	252,913
375,000	Ser. 2017-A, 5.00%, due 7/1/2025	394,019	(a)
130,000	Ser. 2017-A, 5.00%, due 7/1/2027	139,133	(a)
2,195,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 3.00%,	2,149,082	(b)
	due 6/1/2029

See Notes to Financial Statements	7

Schedule of Investments California Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	California St. G.O.
$2,000,000	Ser. 2020, 3.00%, due 11/1/2050	$1,670,043
4,000,000	Ser. 2022, 3.00%, due 4/1/2052	3,324,015
1,390,000	California St. Hlth. Fac. Fin. Au. Rev. (Commonspirit Hlth. Oblig.), Ser. 2020-A, 4.00%,	1,311,698
	due 4/1/2049
1,125,000	California St. Infrastructure & Econ. Dev. Bank Rev. (California Academy of Sciences),	1,118,371
	Ser. 2018-D, (SIFMA), 0.79%, due 8/1/2047 Putable 8/1/2024
2,000,000	California St. Poll. Ctrl. Fin. Au. Rev. (San Jose Wtr. Co. Proj.), Ser. 2016, 4.75%,	2,056,061
	due 11/1/2046
710,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So.	71,000	(a)(c)
	California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027
600,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.),	14,973	(a)(c)
	Ser. 2019, 7.50%, due 12/1/2039
550,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac.	368,521	(a)
	LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040
1,770,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/2027	1,888,684	(a)
415,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group),	418,834	(a)
	Ser. 2016, 4.50%, due 6/1/2031
400,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%,	412,633	(a)
	due 6/1/2031
1,060,000	California St. Sch. Fin. Au. Ed. Facs. Rev. (New Designs Charter Sch. Administration	1,066,092	(a)
	Campus Proj.), Ser. 2019-A, 5.00%, due 6/1/2050
280,000	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.),	286,098	(a)
	Ser. 2014-A, 5.35%, due 8/1/2024
1,000,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts	893,387	(a)
	Proj.), Ser. 2019, 5.25%, due 7/1/2052
1,325,000	California Statewide CDA Hosp. Rev. (Methodist Hosp. of Southern Proj.), Ser. 2018,	1,350,626
	4.25%, due 1/1/2043
1,000,000	California Statewide CDA Multi-Family Hsg. Rev. (Irvine Apt. Comm. LP), Ser. 2001-W-1,	1,000,000	(d)
	(LOC: Wells Fargo Bank N.A.), 0.33%, due 8/1/2034
720,000	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A,	763,126
	(AGM Insured), 5.00%, due 10/1/2026 Pre-Refunded 10/1/2024
500,000	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%,	529,304	(a)
	due 12/1/2058
700,000	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/2028	729,477
	Pre-Refunded 11/15/2023
600,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%,	619,614	(a)
	due 6/1/2036
1,500,000	California Statewide CDA Rev. Ref. (Loma Linda Univ. Med. Ctr.), Ser. 2014-A, 5.25%,	1,568,946
	due 12/1/2029
1,500,000	California Statewide CDA Rev. Ref. (Redlands Comm. Hosp.), Ser. 2016, 4.00%,	1,503,933
	due 10/1/2041
480,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda	497,948
	Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025
2,055,000	California Statewide CDA Std. Hsg. Rev. (Univ. of Irvin Campus Apts. Phase IV),	2,197,079
	Ser. 2017-A, 5.00%, due 5/15/2032
500,000	California Statewide CDA Std. Hsg. Rev. Ref. (Baptist University), Ser. 2017-A, 5.00%,	536,676	(a)
	due 11/1/2032
2,000,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A,	2,208,730
	(BAM Insured), 5.00%, due 8/1/2031
	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev.
350,000	Ser. 2013-A, 5.00%, due 9/1/2026 Pre-Refunded 9/1/2023	363,026
560,000	Ser. 2013-A, 5.00%, due 9/1/2027 Pre-Refunded 9/1/2023	580,841
2,000,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured),	2,065,276
	4.00%, due 8/1/2024
1,250,000	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A,	1,321,569
	(AGM Insured), 5.00%, due 9/1/2025
1,500,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., Subser. 2014-B2, 3.50%,	1,221,504
	due 1/15/2053

See Notes to Financial Statements	8

Schedule of Investments California Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
$2,000,000	Ser. 2018-A-1, 5.00%, due 6/1/2047 Pre-Refunded 6/1/2022	$2,005,676
5,000,000	Ser. 2018-A-2, 5.00%, due 6/1/2047 Pre-Refunded 6/1/2022	5,014,986
3,935,000	Ser. 2021-B-2, 0.00%, due 6/1/2066	423,629
1,000,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	1,129,622
	(AGM Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025
1,000,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%,	1,071,430
	due 10/15/2026
	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2)
150,000	Ser. 2013, 4.00%, due 9/1/2023	153,690
300,000	Ser. 2013, 4.00%, due 9/1/2024	306,464
450,000	Ser. 2013, 4.00%, due 9/1/2025	459,562
645,000	Ser. 2013, 3.50%, due 9/1/2026	651,002
690,000	Ser. 2013, 3.63%, due 9/1/2027	696,873
680,000	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/2024	715,971
	La Verne Cert. of Participation (Brethren Hillcrest Homes)
315,000	Ser. 2014, 5.00%, due 5/15/2026 Pre-Refunded 5/15/2022	318,543
500,000	Ser. 2014, 5.00%, due 5/15/2029 Pre-Refunded 5/15/2022	505,624
1,500,000	Los Angeles City Dept. of Arpts. Arpt. Rev., Ser. 2020-C, 4.00%, due 5/15/2050	1,459,085
2,650,000	Los Angeles Co. Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-A, 5.00%, due 6/1/2031	3,050,563
1,385,000	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/2029	1,060,290
	Pre-Refunded 8/1/2024
1,305,000	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/2024	1,325,412
1,250,000	Palomar Hlth. Ref. Rev., Ser. 2016, 4.00%, due 11/1/2039	1,275,255
1,000,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.),	1,057,021
	Ser. 2014, (AGM Insured), 5.00%, due 9/1/2027
600,000	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 5.00%,	604,076
	due 9/1/2025
500,000	Riverside Co. Trans. Commission Toll Rev. Ref. Sr. Lien (RCTC Number 91 Express Lanes),	475,369
	Ser. 2021-B-1, 4.00%, due 6/1/2046
	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation)
1,320,000	Ser. 2013-B, 0.00%, due 6/1/2022	1,318,667
1,500,000	Ser. 2013-B, 0.00%, due 6/1/2023	1,464,698
	Romoland Sch. Dist. Spec. Tax Ref. (Comm. Facs. Dist. Number 2006-1)
100,000	Ser. 2017, 4.00%, due 9/1/2029	101,347
200,000	Ser. 2017, 4.00%, due 9/1/2030	200,445
525,000	Ser. 2017, 3.25%, due 9/1/2031	488,537
1,700,000	Sacramento Area Flood Ctrl. Agcy. Ref. (Consol Cap. Assessment Dist. Number 2), Ser.	1,827,533
	2016-A, 5.00%, due 10/1/2047
	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.)
1,000,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/2024	1,067,738
400,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/2026	445,043
1,950,000	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	2,091,838
500,000	Sacramento Spec. Tax (Natomas Meadows Comm. Facs. Dist. Number 2007-01), Ser. 2017,	522,026	(a)
	5.00%, due 9/1/2047
120,000	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured),	120,108
	4.95%, due 12/1/2022
685,000	San Mateo Foster City Sch. Dist. G.O. (Election 2015), Ser. 2016-A, 4.00%, due 8/1/2029	719,445
	Pre-Refunded 8/1/2025
	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.)
310,000	Ser. 2013, (BAM Insured), 3.25%, due 6/1/2025	312,116
575,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2026	580,178
325,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2027	327,592
270,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2028	271,813
1,000,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/2027 Pre-	1,010,931
	Refunded 8/1/2023
1,000,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser.	1,006,034
	2013, 5.00%, due 8/1/2026

See Notes to Financial Statements	9

Schedule of Investments California Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds
$125,000	Ser. 2010, (AGM Insured), 6.50%, due 12/1/2037	$131,845
525,000	Ser. 2010, (AGM Insured), 6.50%, due 12/1/2037 Pre-Refunded 12/1/2025	595,980
620,000	Ser. 2010, (AGM Insured), 6.50%, due 12/1/2037	697,262
2,000,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%,	2,068,028
	due 9/1/2025
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co.	526,047
	Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048
3,000,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	3,780,496
	6.88%, due 8/1/2037
3,500,000	William S. Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B,	3,076,913
	(AGM Insured), 0.00%, due 9/1/2026
2,250,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	2,268,696	(e)
	0.00%, due 8/1/2036
		109,401,716

Guam 3.6%
500,000	Guam Gov’t Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2036	467,528
1,000,000	Guam Gov’t Hotel Occupancy Tax Rev. Ref., Ser. 2021-A, 5.00%, due 11/1/2040	1,041,669
1,075,000	Guam Pwr. Au. Rev., Ser. 2022-A, 5.00%, due 10/1/2037	1,134,801	(f)
		2,643,998

Illinois 1.4%
1,000,000	Chicago Ref. G.O., Ser. 2003-B, 5.00%, due 1/1/2023	1,020,854

Kansas 0.7%
	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.)
310,000	Ser. 2019, 3.60%, due 6/1/2030	290,669
300,000	Ser. 2021, 3.50%, due 6/1/2034	257,347
		548,016

Louisiana 0.7%
500,000	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	512,911
	2013-A, 7.63%, due 12/15/2028

New Jersey 0.5%
400,000	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due	406,688
	9/15/2023

New York 0.9%
650,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/2034	675,683

Ohio 5.5%
3,885,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2,	3,778,181
	5.00%, due 6/1/2055
280,000	So. Ohio Port Exempt Fac. Au. Rev., (PureCycle Ohio LLC), Ser. 2020-A, 7.00%,	257,740	(a)
	due 12/1/2042
		4,035,921

Puerto Rico 6.4%
875,000	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group	953,285
	Proj.), Ser. 2021, 5.00%, due 7/1/2027
3,662,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	3,753,403
		4,706,688

See Notes to Financial Statements	10

Schedule of Investments California Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

South Carolina 0.9%
$250,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Last Step Recycling	$207,894	(a)
	LLC Proj.), Ser. 2021-A, 6.50%, due 6/1/2051
395,000	South Carolina St. Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.),	423,702
	Ser. 2017-A, 7.75%, due 10/1/2057
		631,596

Texas 0.6%
294,783	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	23,583	(a)(c)
	7.75%, due 1/1/2045
450,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	405,000	(c)
	7.25%, due 12/1/2053
		428,583

Virgin Islands 2.1%
1,500,000	Matching Fund Spec. Purp. Securization Corp. Ref., Ser. 2022-A, 5.00%, due 10/1/2039	1,532,895

Wisconsin 0.4%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	308,314	(a)
	Total Investments 173.2% (Cost $129,149,920)	127,504,932
	Other Assets Less Liabilities 1.5%	1,119,291
	Liquidation Preference of Variable Rate Municipal Term Preferred Shares (74.7)%	(55,000,000)
	Net Assets Applicable to Common Stockholders 100.0%	$73,624,223

(a)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $15,441,642, which represents 21.0% of net assets applicable to common stockholders of the Fund.

(b)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $4,096,063.

(c)	Defaulted security.

(d)

Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2022.

(e)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

(f)	When-issued security. Total value of all such securities at April 30, 2022, amounted to $1,134,801, which represents 1.5% of net assets applicable to common stockholders of the Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$127,504,932	$—	$127,504,932
Total Investments	$—	$127,504,932	$—	$127,504,932

(a)	The Schedule of Investments provides a categorization by state/territory.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	11

Schedule of Investments Municipal Fund Inc.^
(Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE

Municipal Notes 169.5%

American Samoa 0.8%
$1,700,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$1,844,696

Arizona 2.1%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.),	519,354	(a)
	Ser. 2016, 5.00%, due 7/1/2036
2,250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	2,330,596	(a)
1,385,000	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%,	1,379,595
	due 7/1/2024
395,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%,	333,816
	due 7/1/2036
400,000	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%,	402,049
	due 7/1/2024
		4,965,410

California 35.3%
1,000,000	California Hlth. Facs. Fin. Au. Rev. (Children's Hosp. Los Angeles), Ser. 2012-A, 5.00%,	1,012,990
	due 11/15/2026
1,325,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High	1,326,726
	Sch.), Ser. 2010, 5.13%, due 8/15/2024
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.)
465,000	Ser. 2014, 5.00%, due 7/1/2024	474,381	(a)
630,000	Ser. 2014, 5.13%, due 7/1/2029	648,450	(a)
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.)
455,000	Ser. 2014, 5.00%, due 7/1/2024	461,718
430,000	Ser. 2014, 5.13%, due 7/1/2029	440,165
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	513,944	(a)
	5.00%, due 7/1/2031
570,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	605,217	(a)
585,000	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	588,469
	4.00%, due 1/1/2026
2,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis I, LLC-West Village Std. Hsg. Proj.),	2,087,078
	Ser. 2018, 5.00%, due 5/15/2051
1,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis II, LLC, Green Bond-Orchard Park Std.	742,654
	Hsg. Proj.), Ser. 2021, (BAM Insured), 3.00%, due 5/15/2054
1,300,000	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	1,344,659	(a)
	5.00%, due 7/1/2030
	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev.
2,155,000	Ser. 2016-A, 2.90%, due 6/1/2028	2,110,012
2,450,000	Ser. 2016-A, 2.95%, due 12/1/2028	2,398,562
8,000,000	California St. G.O., Ser. 2022, 3.00%, due 4/1/2052	6,648,030
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California	47,000	(a)(b)
	LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027
2,000,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.),	49,909	(a)(b)
	Ser. 2019, 7.50%, due 12/1/2039
1,855,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC,	1,242,921	(a)
	Proj.), Ser. 2019, 7.50%, due 12/1/2040
4,430,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/2027	4,727,045	(a)
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
1,000,000	Ser. 2018-A-2, 5.00%, due 6/1/2047 Pre-Refunded 6/1/2022	1,002,997
12,665,000	Ser. 2021-B-2, 0.00%, due 6/1/2066	1,363,471
2,000,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM	2,259,245
	Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025
590,000	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%,	596,637
	due 5/15/2029 Pre-Refunded 5/15/2022
3,620,000	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured),	3,405,184
	0.00%, due 8/1/2024

See Notes to Financial Statements	12

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$5,750,000	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	$6,623,203
	(Assured Guaranty Insured), 5.50%, due 8/1/2029
5,000,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 6.38%, due 8/1/2034 Pre-Refunded	5,785,300
	8/1/2026
4,000,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	4,450,432
	5.25%, due 12/1/2026
2,000,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 6.38%,	2,173,790
	due 8/1/2034 Pre-Refunded 8/1/2024
6,000,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A,	6,614,081	(c)
	0.00%, due 8/1/2032
1,540,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.),	1,549,293
	Ser. 2013, 5.00%, due 8/1/2026
2,040,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%,	2,109,388
	due 9/1/2025
9,070,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	11,429,700
	6.88%, due 8/1/2037
5,095,000	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured	4,496,726
	Guaranty Insured), 0.00%, due 8/1/2026
3,000,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	3,024,928	(d)
	0.00%, due 8/1/2036
		84,354,305

Colorado 3.4%
	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.)
805,000	Ser. 2015, 4.50%, due 4/1/2025	801,574	(a)
1,000,000	Ser. 2015, 5.13%, due 4/1/2035	974,620	(a)
1,350,000	Ser. 2015, 5.25%, due 4/1/2045	1,259,689	(a)
750,000	Colorado Ed. & Cultural Facs. Au. Rev. Ref., Ser. 2014, 4.50%, due 11/1/2029	757,975
2,550,000	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/2023	2,555,286	(a)(e)
5,866,666	Villages at Castle Rock Co. Metro. Dist. Number 6 (Cabs - Cobblestone Ranch Proj.),	1,808,681
	Ser. 2007-2, 0.00%, due 12/1/2037
		8,157,825

Connecticut 0.3%
750,000	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/2025	754,815

District of Columbia 1.2%
1,470,000	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured),	1,471,530
	4.10%, due 12/1/2026
650,000	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/2022	651,060
650,000	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Prop.), Ser. 2013, 5.00%,	654,684
	due 10/1/2045
		2,777,274

Florida 7.3%
800,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier),	28,000	(a)(b)
	Ser. 2018-C, 7.50%, due 7/1/2053
1,000,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/2026	1,049,612
	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.)
110,000	Ser. 2012-A, 5.50%, due 6/15/2022	110,531	(a)
3,120,000	Ser. 2013-A, 6.75%, due 12/15/2027 Pre-Refunded 6/15/2023	3,272,023	(e)
1,750,000	Ser. 2014-A, 5.75%, due 6/15/2029	1,821,589
1,075,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%,	999,499
	due 7/1/2036
100,000	Greater Orlando Aviation Au. Arpt. Facs. Ref. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013,	101,360
	5.00%, due 11/15/2036
9,000,000	Hillsborough Co. Ind. Dev. Au. Hosp. Rev. (Tampa General Hosp. Proj.), Ser. 2020-A, 3.50%,	7,135,489
	due 8/1/2055
1,135,000	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/2027	1,143,010

See Notes to Financial Statements	13

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$860,000	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%,	$861,618
	due 5/1/2029
970,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%,	829,141
	due 5/1/2050
		17,351,872

Georgia 0.6%
2,000,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.),	1,398,001	(a)
	Ser. 2019-A, 5.13%, due 1/1/2049

Guam 0.4%
1,000,000	Guam Pwr. Au. Rev., Ser. 2022-A, 5.00%, due 10/1/2035	1,057,984	(f)

Hawaii 0.9%
2,250,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaiian Elec. Co., Inc. - Subsidiary),	2,047,117
	Ser. 2019, 3.50%, due 10/1/2049

Illinois 23.5%
5,705,000	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/2027	5,779,446
	Chicago G.O.
250,000	Ser. 2002-2002B, 5.13%, due 1/1/2027	261,933
2,000,000	Ser. 2002-B, 5.00%, due 1/1/2025	2,094,255
1,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	1,047,871
	Chicago Ref. G.O.
1,000,000	Ser. 2005-D, 5.50%, due 1/1/2040	1,053,509
700,000	Ser. 2014-A, 5.00%, due 1/1/2027	720,997
3,000,000	Ser. 2017-A, 6.00%, due 1/1/2038	3,282,449
3,000,000	Ser. 2021-A, 4.00%, due 1/1/2035	2,838,894
	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)
1,350,000	Ser. 2013-C, 5.45%, due 12/1/2030	1,418,558
1,960,000	Ser. 2013-C, 5.50%, due 12/1/2031	2,061,048
1,560,000	Illinois Fin. Au. Ref. Rev. (Presence Hlth. Network Obligated Group), Ser. 2016-C, 5.00%,	1,692,603
	due 2/15/2031
2,000,000	Illinois Fin. Au. Rev. Ref. (Northwestern Mem. Hlth. Care Obligated Group), Ser. 2017-A,	2,000,843
	4.00%, due 7/15/2047
1,905,000	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC	1,646,910
	Insured), 0.00%, due 6/15/2026
	Illinois St. G.O.
3,900,000	Ser. 2012, 4.00%, due 8/1/2025	3,921,121
1,000,000	Ser. 2013, 5.00%, due 7/1/2023	1,027,031
5,200,000	Ser. 2017-D, 5.00%, due 11/1/2028	5,584,116
3,000,000	Ser. 2021-A, 4.00%, due 3/1/2039	2,813,546
2,175,000	Ser. 2021-A, 4.00%, due 3/1/2040	2,028,436
4,250,000	Illinois St. G.O. Ref., Ser. 2016, 5.00%, due 2/1/2024	4,407,187
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
945,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2027	981,166
1,375,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2028	1,426,404
715,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2029	741,098
	Univ. of Illinois (Hlth. Svc. Facs. Sys.)
2,725,000	Ser. 2013, 5.00%, due 10/1/2027	2,801,977
2,875,000	Ser. 2013, 5.75%, due 10/1/2028	2,987,454
1,500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A,	1,432,927	(a)
	5.25%, due 12/1/2047
		56,051,779

Indiana 0.1%
295,000	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/2024	302,586

See Notes to Financial Statements	14

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Iowa 0.8%
	Iowa St. Higher Ed. Loan Au. Rev. (Des Moines Univ. Proj.)
$1,105,000	Ser. 2020, 5.00%, due 10/1/2028	$1,204,795
775,000	Ser. 2020, 4.00%, due 10/1/2045	752,825
		1,957,620

Kansas 0.6%
1,500,000	Wyandotte Co. & Kansas City Kanuni Gov't. G.O. Temporary Notes, Ser. 2022-I, 1.25%,	1,490,344
	due 4/1/2023

Kentucky 0.5%
1,350,000	Ashland City, Kentucky Med. Ctr. Ref. Rev. (Ashland Hosp. Corp. DBA Kings Daughter Med.	1,140,192
	Ctr.), Ser. 2019, (AGM Insured), 3.00%, due 2/1/2040

Louisiana 2.3%
1,715,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.),	1,723,294	(a)
	Ser. 2017-A, 5.75%, due 2/1/2032
775,000	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	795,013
	Ser. 2013-A, 7.63%, due 12/15/2028
700,000	Louisiana St. Local Gov’t Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.),	593,998	(a)
	Ser. 2019, 3.95%, due 11/1/2043
1,655,000	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%,	1,657,567	(e)
	due 12/1/2040 Putable 6/1/2022
800,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-A-1, 2.00%,	790,590
	due 6/1/2037 Putable 4/1/2023
		5,560,462

Maine 0.7%
2,200,000	Maine St. Fin. Au. (Green Bond-Go Lab Madison, LLC Proj.), Ser. 2021, 8.00%,	1,777,361	(a)
	due 12/1/2051

Massachusetts 1.7%
	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.)
200,000	Ser. 2014-F, 5.00%, due 7/15/2024	204,812
415,000	Ser. 2014-F, 5.00%, due 7/15/2025	424,656
200,000	Ser. 2014-F, 5.00%, due 7/15/2026	204,547
190,000	Ser. 2014-F, 5.00%, due 7/15/2027	194,183
150,000	Ser. 2014-F, 5.00%, due 7/15/2028	153,168
	Massachusetts St. Ed. Fin. Au. Rev.
730,000	Ser. 2011-J, 5.00%, due 7/1/2023	730,568
1,065,000	Ser. 2012-J, 4.70%, due 7/1/2026	1,066,552
1,120,000	Ser. 2013-K, 4.50%, due 7/1/2024	1,124,935
		4,103,421

Michigan 6.6%
	City of Detroit MI G.O.
3,000,000	Ser. 2021-A, 5.00%, due 4/1/2046	3,090,930
3,850,000	Ser. 2021-A, 5.00%, due 4/1/2050	3,954,092
1,500,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A,	1,560,404
	(AGM Insured), 5.00%, due 7/1/2048
	Michigan St. Hsg. Dev. Au. Rev.
1,935,000	Ser. 2016-C, 2.05%, due 12/1/2022	1,932,450
1,835,000	Ser. 2016-C, 2.15%, due 6/1/2023	1,824,101
2,500,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.),	2,552,674
	Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026
750,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Improvement Proj.), Ser. 2018, 5.00%,	764,939
	due 6/30/2048
100,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	100,004
		15,779,594

See Notes to Financial Statements	15

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Minnesota 0.2%
$400,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A,	$406,317	(a)
	5.00%, due 6/15/2038

Mississippi 0.6%
1,700,000	Mississippi Dev. Bank Spec. Oblig. (Jackson Co. Gomesa Proj.), Ser. 2021, 3.63%,	1,451,546	(a)
	due 11/1/2036

Nevada 0.6%
	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy)
850,000	Ser. 2015-A, 4.00%, due 12/15/2025	850,137	(a)
500,000	Ser. 2015-A, 5.13%, due 12/15/2045	511,471	(a)
		1,361,608

New Hampshire 0.3%
750,000	Nat'l Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	649,453	(a)

New Jersey 10.8%
1,325,000	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%,	1,347,153
	due 9/15/2023
1,230,000	New Jersey Econ. Dev. Au. Rev. (Sch. Facs. Construction), Ser. 2019-LLL, 5.00%,	1,341,389
	due 6/15/2028
	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.)
500,000	Ser. 2013, 5.25%, due 1/1/2025	518,454
500,000	Ser. 2013, 5.50%, due 1/1/2026	520,362
	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group)
1,420,000	Ser. 2013, 3.50%, due 7/1/2024	1,409,446
1,470,000	Ser. 2013, 3.63%, due 7/1/2025	1,451,149
1,520,000	Ser. 2013, 3.75%, due 7/1/2026	1,494,069
765,000	Ser. 2013, 4.00%, due 7/1/2027	751,665
1,145,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/2026	1,156,694
	New Jersey St. Econ. Dev. Au. Sch. Rev. (Beloved Comm. Charter, Sch., Inc. Proj.)
1,105,000	Ser. 2019-A, 5.00%, due 6/15/2049	1,110,384	(a)
725,000	Ser. 2019-A, 5.00%, due 6/15/2054	726,830	(a)
8,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	7,673,991
	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref.
1,250,000	Ser. 2018-A, 5.00%, due 12/15/2036	1,334,103
4,000,000	Ser. 2018-A, 4.25%, due 12/15/2038	4,012,514
1,000,000	Ser. 2018-A, (BAM Insured), 4.00%, due 12/15/2037	990,308
		25,838,511

New Mexico 0.5%
1,500,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 (Sr. Lien), Ser. 2022, 4.25%,	1,298,332	(a)
	due 5/1/2040

New York 19.2%
225,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies	235,367
	Proj.), Ser. 2017-A, 5.00%, due 6/1/2035
625,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park), Ser. 2015, 5.00%,	658,661
	due 11/15/2029
1,345,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	1,364,040
	Build NYC Res. Corp. Rev.
1,100,000	Ser. 2014, 5.00%, due 11/1/2024	1,153,305
835,000	Ser. 2014, 5.25%, due 11/1/2029	873,070
975,000	Ser. 2014, 5.50%, due 11/1/2044	1,011,738
250,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%,	254,700	(a)
	due 6/1/2047

See Notes to Financial Statements	16

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$825,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	$843,560	(a)
	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int'l Cultures and the Arts)
100,000	Ser. 2013-A, 3.88%, due 4/15/2023	100,681
1,450,000	Ser. 2013-A, 5.00%, due 4/15/2043	1,458,106
620,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%,	632,247	(a)
	due 1/1/2025
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
700,000	Ser. 2014, 5.00%, due 7/1/2023	718,923
735,000	Ser. 2014, 5.00%, due 7/1/2024	765,538
390,000	Ser. 2018, 5.00%, due 7/1/2030	423,188
1,400,000	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond-Reenergy Black River LLC Proj.),	1,339,387	(a)
	Ser. 2014, 5.25%, due 1/1/2024
	Metro. Trans. Au. Rev. (Green Bond)
8,500,000	Ser. 2020-D-3, 4.00%, due 11/15/2049	8,064,682
3,000,000	Ser. 2020-D-3, 4.00%, due 11/15/2050	2,839,533
5,000,000	New York City IDA Rev. (Yankee Stadium Proj.), Ser. 2020, 3.00%, due 3/1/2049	3,839,946
200,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds),	200,000	(g)
	Ser. 2022-DD, 0.64%, due 6/15/2033
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%,	511,919	(a)
	due 11/15/2040
3,200,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%,	3,307,384
	due 7/1/2028 Pre-Refunded 7/1/2023
2,300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group),	2,401,224
	Ser. 2018-A, 5.00%, due 8/1/2035
1,000,000	New York St. Dorm. Au. Rev. St. Supported Debt (New Sch.), Ser. 2022-A, 4.00%,	957,656
	due 7/1/2052
2,000,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	2,005,677
1,000,000	New York St. Trans. Dev. Corp. Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021,	952,164
	4.00%, due 4/30/2053
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D	2,093,535
	Redev.), Ser. 2018, 5.00%, due 1/1/2033
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (JFK Int'l Arpt. Term. 4 Proj.), Ser. 2022,	522,549
	5.00%, due 12/1/2039
550,000	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/2022	551,991
1,435,000	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/2023	1,435,000
	Pre-Refunded 5/1/2022
1,155,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%,	1,177,443
	due 11/1/2026
2,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	2,085,809
500,000	Westchester Co. Local Dev. Corp. Rev. (Purchase Sr. Learning Comm., Inc. Proj.), Ser. 2021-A,	454,510	(a)
	5.00%, due 7/1/2056
600,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%,	540,947	(a)
	due 6/1/2030
		45,774,480

North Carolina 2.6%
3,665,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured),	2,866,405
	2.20%, due 7/1/2040
	North Carolina Med. Care Commission Retirement Facs. Rev.
735,000	Ser. 2013, 5.13%, due 7/1/2023	750,638
2,000,000	Ser. 2020-A, 4.00%, due 9/1/2050	1,796,354
700,000	North Carolina Med. Care Commission Retirement Facs. Rev. (Twin Lakes Comm.), Ser. 2019-A,	724,390
	5.00%, due 1/1/2049
		6,137,787

Ohio 7.7%
13,190,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%,	12,827,337
	due 6/1/2055

See Notes to Financial Statements	17

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$1,000,000	Jefferson Co. Port Econ. Dev. Au. Rev. (JSW Steel USA, Ohio, Inc. Proj.), Ser. 2021, 3.50%,	$754,483	(a)
	due 12/1/2051
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019, 5.00%,	490,496	(a)
	due 7/1/2049
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%,	930,314
	due 6/1/2041 Putable 10/1/2029
3,500,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition	3,480,131
	Proj.), Ser. 2020-A, 3.00%, due 5/1/2023
		18,482,761

Oklahoma 1.1%
2,000,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.00%,	2,052,758
	due 8/15/2033
	Tulsa Arpt. Imp. Trust Ref. Rev.
250,000	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/2024	260,342
400,000	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/2025 Pre-Refunded 6/1/2024	418,607
		2,731,707

Oregon 0.0%(h)
30,000	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA/GNMA/FNMA/	30,001
	FHLMC Insured), 3.50%, due 7/1/2027

Pennsylvania 4.8%
	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.)
500,000	Ser. 2012, 3.50%, due 5/1/2025	500,254
350,000	Ser. 2012, 3.60%, due 5/1/2026	350,214
2,830,000	Lancaster Co. Hosp. Au. Ref. Rev. (Hlth. Centre-Landis Homes Retirement Comm. Proj.),	2,849,011
	Ser. 2015-A, 4.25%, due 7/1/2030
1,250,000	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/2028	1,290,629
	Pre-Refunded 5/1/2023
2,625,000	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%,	2,661,444
	due 11/1/2024
2,350,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%,	940,000	(a)(b)
	due 12/1/2053
3,000,000	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2019-A, 4.00%, due 12/1/2049	2,828,827
		11,420,379

Puerto Rico 7.0%
16,373,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	16,781,670

Rhode Island 1.0%
3,045,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Rev. (Homeownership Opportunity), Ser. 2020-73-A,	2,428,923
	2.30%, due 10/1/2040

South Carolina 1.5%
1,480,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A,	1,587,540
	7.75%, due 10/1/2057
2,325,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC,	1,719,626	(a)
	Proj.), Ser. 2018-A, 7.00%, due 11/1/2038
750,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (RePower South Berkeley LLC	300,000	(a)(b)
	Proj.), Ser. 2017, 6.25%, due 2/1/2045
		3,607,166

Tennessee 0.9%
2,000,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	2,060,179
	5.25%, due 9/1/2023

See Notes to Financial Statements	18

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE
Texas 6.9%
$250,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%,	$253,997
	due 8/15/2045
	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy)
235,000	Ser. 2014-A, 5.88%, due 3/1/2024	241,008
1,000,000	Ser. 2014-A, 6.63%, due 3/1/2029	1,041,625
730,000	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	745,697
750,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-E, 5.00%, due 1/1/2045	797,868
165,000	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/2022	165,440
250,000	Dallas Co. Flood Ctrl. Dist. Number 1 Ref. G.O., Ser. 2015, 5.00%, due 4/1/2028	250,738	(a)
2,000,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/2042	2,016,338
	Hale Ctr. Ed. Fac. Corp. Rev. Ref. (Wayland Baptist Univ. Proj.)
405,000	Ser. 2022, 5.00%, due 3/1/2033	429,488
1,000,000	Ser. 2022, 5.00%, due 3/1/2034	1,056,926
2,275,000	Ser. 2022, 4.00%, due 3/1/2035	2,174,924
1,000,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.), Ser. 2013-B,	1,016,831	(e)
	5.75%, due 1/1/2028
	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy)
545,000	Ser. 2019, 5.00%, due 8/15/2039	548,462	(a)
520,000	Ser. 2019, 5.00%, due 8/15/2049	520,626	(a)
1,225,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	1,102,500	(b)
	7.25%, due 12/1/2053
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park	250,000
	Carriage), Ser. 2016-C, 5.50%, due 7/1/2046
	Parkway Utils. Dist. Wtr. & Swr. Sys. Rev.
495,000	Ser. 2022, (AGM Insured), 3.00%, due 3/1/2033	460,946
790,000	Ser. 2022, (AGM Insured), 3.00%, due 3/1/2034	730,100
545,000	Ser. 2022, (AGM Insured), 3.00%, due 3/1/2035	493,421
1,250,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express	1,251,574
	Managed Lanes Proj.), Ser. 2019-A, 4.00%, due 12/31/2039
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019,	1,031,486
	5.00%, due 6/30/2058
		16,579,995

Utah 3.1%
	Salt Lake City Arpt. Rev.
1,000,000	Ser. 2017-A, 5.00%, due 7/1/2042	1,051,786
2,000,000	Ser. 2017-A, 5.00%, due 7/1/2047	2,098,916
1,000,000	Ser. 2018-A, 5.00%, due 7/1/2043	1,058,810
3,000,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%,	3,204,558
	due 2/15/2028
30,000	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/2022	30,047
		7,444,117

Vermont 1.2%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
25,000	Ser. 2013-A, 4.25%, due 6/15/2024	25,048
55,000	Ser. 2013-A, 4.35%, due 6/15/2025	55,100
85,000	Ser. 2013-A, 4.45%, due 6/15/2026	85,149
25,000	Ser. 2013-A, 4.55%, due 6/15/2027	25,042
1,800,000	Ser. 2014-A, 5.00%, due 6/15/2024	1,877,565
895,000	Ser. 2015-A, 4.13%, due 6/15/2027	904,952
		2,972,856

Virgin Islands 2.1%
5,000,000	Matching Fund Spec. Purp. Securization Corp. Ref., Ser. 2022-A, 5.00%, due 10/1/2039	5,109,648

See Notes to Financial Statements	19

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE
Virginia 1.0%
$185,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A, 4.00%,	$187,413
	due 12/1/2022
2,000,000	Virginia St. Small Bus. Fin. Au. Rev. Ref. (Sr. Lien I-495, Hot Lanes Proj.), Ser. 2022, 5.00%,	2,132,586
	due 12/31/2047
		2,319,999

Washington 4.2%
6,700,000	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%,	6,811,201
	due 1/1/2028
1,000,000	Washington St. Econ. Dev. Fin. Au. Env. Facs. Rev. (Green Bond), Ser. 2020-A, 5.63%,	1,037,470	(a)
	due 12/1/2040
790,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%,	843,299
	due 8/15/2026
1,480,494	Washington St. Hsg. Fin. Commission, Ser. 2021-A-1, 3.50%, due 12/20/2035	1,350,844
		10,042,814

Wisconsin 3.1%
2,000,000	Pub. Fin. Au. Arpt. Fac. Rev. Ref. (Trips Oblig. Group), Ser. 2012-B, 5.00%, due 7/1/2042	2,003,794
870,000	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory, Inc.), Ser. 2015, 4.95%, due 3/1/2030	894,043	(a)
200,000	Pub. Fin. Au. Ed. Rev. (Resh Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	205,090	(a)
870,000	Pub. Fin. Au. Rev. Ref. (Roseman Univ. Hlth. Sciences Proj.), Ser. 2015, 5.00%, due 4/1/2025	900,443
2,000,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1,	1,843,267	(a)
	5.00%, due 1/1/2055
1,448,000	Tender Option Bond Trust Receipts/CTFS Various St. (Floaters), Ser. 2020, (LOC: Mizuho Cap.	1,448,000	(a)(g)
	Markets LLC), 0.66%, due 11/1/2025
		7,294,637

	Total Investments 169.5% (Cost $409,729,624)	405,097,544

	Other Assets Less Liabilities 1.8%	4,325,844

	Liquidation Preference of Variable Rate Municipal Term Preferred Shares (71.3)%	(170,400,000)

	Net Assets Applicable to Common Stockholders 100.0%	$239,023,388

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $47,692,798, which represents 20.0% of net assets applicable to common stockholders of the Fund.

(b)	Defaulted security.

(c)	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

(d)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

(e)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $8,501,707.

(f)	When-issued security. Total value of all such securities at April 30, 2022 amounted to $1,057,984, which represents 0.4% of net assets applicable to common stockholders of the Fund.

(g)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2022.

(h)	Represents less than 0.05% of net assets applicable to common stockholders of the Fund.

See Notes to Financial Statements	20

Schedule of Investments Municipal Fund Inc.^
(Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$405,097,544	$ —	$405,097,544
Total Investments	$—	$405,097,544	$ —	$405,097,544

(a)	The Schedule of Investments provides a categorization by state/territory.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	21

Schedule of Investments New York Municipal Fund Inc.^
(Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
Municipal Notes 176.0%
American Samoa 0.9%
$500,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$542,558
California 5.2%
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redak Svcs. So. California LLC	25,000	(a)(b)
	Proj.), Ser. 2016, 7.00%, due 12/1/2027
345,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.),	231,163	(a)
	Ser. 2019, 7.50%, due 12/1/2040
3,115,000	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM	2,926,910
	Insured), 0.00%, due 8/1/2024
		3,183,073
Guam 3.9%
750,000	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2021-A, 5.00%, due 11/1/2035	792,580
500,000	Guam Gov’t Bus. Previlege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2036	467,529
1,035,000	Guam Pwr. Au. Rev., Ser. 2022-A, 5.00%, due 10/1/2036	1,094,405	(e)
		2,354,514
Illinois 1.7%
1,000,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/2023	1,020,854
Kansas 1.1%
	Goddard Kansas Sales Tax Spec. Oblig. Rev. (Olympic Park Star Bond Proj.)
315,000	Ser. 2019, 3.60%, due 6/1/2030	295,358
420,000	Ser. 2021, 3.50%, due 6/1/2034	360,285
		655,643
Louisiana 0.8%
500,000	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	512,911	(d)
	2013-A, 7.63%, due 12/15/2028
New York 149.4%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380,000	Ser. 2014-A, 5.00%, due 12/1/2027	398,774
375,000	Ser. 2014-A, 5.00%, due 12/1/2028	392,631
270,000	Ser. 2014-A, 5.00%, due 12/1/2029	282,185
750,000	Broome Co. Local Dev. Corp. Rev. (Good Shepherd Village at Endwell, Inc. Proj.), Ser. 2021, 4.00%,	707,863
	due 1/1/2047
1,645,000	Broome Co. Local Dev. Corp. Rev. (United Hlth. Svc.), Ser. 2020, (AGM Insured), 3.00%, due	1,287,795
	4/1/2045
500,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%, due	506,633
	8/1/2047
1,325,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser.	1,386,053
	2017-A, 5.00%, due 6/1/2035
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500,000	Ser. 2015, 5.00%, due 11/15/2027	530,352
500,000	Ser. 2015, 5.00%, due 11/15/2028	528,466
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270,000	Ser. 2014-A, 5.00%, due 6/1/2026	284,522
225,000	Ser. 2014-A, 5.00%, due 6/1/2029	236,353
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250,000	Ser. 2014, 5.00%, due 7/1/2022	251,470
500,000	Ser. 2014, 5.00%, due 7/1/2029 Pre-Refunded 7/1/2024	526,790
1,250,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	1,267,695

See Notes to Financial Statements	22

Schedule of Investments New York Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
$155,000	Ser. 2015, 5.00%, due 6/1/2026	$163,474
125,000	Ser. 2015, 5.00%, due 6/1/2027	131,496
195,000	Ser. 2015, 5.00%, due 6/1/2028	204,491
220,000	Ser. 2015, 5.00%, due 6/1/2029	229,920
325,000	Ser. 2015, 5.00%, due 6/1/2030	338,786
565,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/2024	592,379
750,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due	764,100	(a)
	6/1/2047
575,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	587,936	(a)
450,000	Build NYC Res. Corp. Rev. (New World Preparatory Charter Sch. Proj.), Ser. 2021-A, 4.00%, due	376,031
	6/15/2056
750,000	Build NYC Res. Corp. Rev. (Shefa Sch. Proj.), Ser. 2021-A, 5.00%, due 6/15/2051	763,149	(a)
100,000	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due	100,681	(d)
	4/15/2023
120,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%, due	122,370	(a)
	1/1/2025
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200,000	Ser. 2016-A-1, 5.00%, due 7/1/2041	208,490
275,000	Ser. 2016-A-1, 5.00%, due 7/1/2046	285,310
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
405,000	Ser. 2018, 5.00%, due 7/1/2031	438,141
425,000	Ser. 2018, 5.00%, due 7/1/2032	459,316
450,000	Ser. 2018, 5.00%, due 7/1/2033	485,305
	Metro. Trans. Au. Rev. (Green Bond)
1,500,000	Ser. 2020-C-1, 5.00%, due 11/15/2050	1,559,277
2,000,000	Ser. 2020-D-3, 4.00%, due 11/15/2049	1,897,572
300,000	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due	310,952
	1/15/2029
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500,000	Ser. 2013-A, 5.00%, due 10/1/2024	516,605
500,000	Ser. 2013-A, 5.00%, due 10/1/2025	516,112
250,000	Ser. 2013-A, 4.00%, due 10/1/2026	254,035
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120,000	Ser. 2012-A, 5.00%, due 6/1/2023	1,122,224
210,000	Ser. 2012-A, 5.00%, due 6/1/2025	210,340
1,265,000	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (AGM Insured),	1,329,573
	5.00%, due 9/1/2027
2,000,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/2028 Pre-Refunded 4/1/2023	2,055,180
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
500,000	Ser. 2014, 5.00%, due 7/1/2023	516,136
1,000,000	Ser. 2014, 5.00%, due 7/1/2027	1,048,832
4,175,000	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/2046	4,238,813
1,500,000	New York City IDA Rev. (Queens Ballpark Co. LLC), Ser. 2021-A, (AGM Insured), 3.00%, due	1,215,791
	1/1/2046
3,000,000	New York City IDA Rev. (Yankee Stadium Proj.), Ser. 2020, (AGM Insured), 3.00%, due 3/1/2049	2,363,403
750,000	New York City Trust for Cultural Res. Ref. Rev. (Lincoln Ctr. for the Performing Arts, Inc.), Ser. 2020-	776,682
	A, 4.00%, due 12/1/2035
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/2040	511,919	(a)(d)
2,000,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/2035	2,270,159

See Notes to Financial Statements	23

Schedule of Investments New York Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of America Tower at One Bryant Park Proj.), Ser. 2019,	$692,131
	Class 3, 2.80%, due 9/15/2069
1,815,000	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%, due	1,830,955
	7/1/2027 Pre-Refunded 7/1/2024
780,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	795,981
	4.63%, due 7/1/2025
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due	737,255
	7/1/2046
1,375,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012,	1,380,995
	4.00%, due 7/1/2028 Pre-Refunded 7/1/2022
2,540,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A, 5.00%,	2,800,023
	due 7/1/2048
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group)
460,000	Ser. 2014-A, 4.00%, due 1/1/2026	462,728
470,000	Ser. 2014-A, 4.00%, due 1/1/2027	471,816
200,000	Ser. 2014-A, 4.00%, due 1/1/2028	200,361
275,000	Ser. 2014-A, 4.13%, due 1/1/2029	275,806
1,350,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due	1,395,303
	7/1/2028 Pre-Refunded 7/1/2023
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics &	764,078	(a)
	Technology), Ser. 2016, 5.00%, due 12/1/2026
1,500,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser. 2018-A,	1,566,015
	5.00%, due 8/1/2035
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400,000	Ser. 2017, 5.00%, due 12/1/2035	434,354	(a)
200,000	Ser. 2017, 5.00%, due 12/1/2036	217,006	(a)
400,000	Ser. 2017, 5.00%, due 12/1/2037	433,862	(a)
2,000,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/2026	2,035,519
500,000	New York St. Dorm. Au. Rev. St. Supported Debt (New Sch.), Ser. 2022-A, 4.00%, due 7/1/2052	478,828
	New York St. Env. Facs. Corp. Solid Waste Disp. Rev. (Casella Waste Sys. Inc. Proj.)
500,000	Ser. 2014, 2.88%, due 12/1/2044 Putable 12/3/2029	467,878	(a)
500,000	Ser. 2020-R-1, 2.75%, due 9/1/2050 Putable 9/2/2025	490,607
930,000	New York St. HFA Rev., Ser. 2020-H, 2.45%, due 11/1/2044	694,294
660,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/2027	657,138
1,045,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	1,047,966
2,000,000	New York St. Trans. Dev. Corp. Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021, 4.00%,	1,904,329
	due 4/30/2053
1,500,000	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l	1,480,244
	Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D	2,093,535
	Redev.), Ser. 2018, 5.00%, due 1/1/2033
1,545,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A,	1,489,937
	4.00%, due 7/1/2041
	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (JFK Int’l Arpt. Term. 4 Proj.)
100,000	Ser. 2020-A, 4.00%, due 12/1/2042	93,181
500,000	Ser. 2020-C, 4.00%, due 12/1/2042	476,879
785,000	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/2022	787,841
300,000	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/2026	300,000
	Pre-Refunded 5/1/2022

See Notes to Financial Statements	24

Schedule of Investments New York Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$1,000,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%, due	$973,170	(a)
	11/1/2042
1,100,000	Niagara Falls City Sch. Dist. Ref. Cert. of Participation (High Sch. Fac.), Ser. 2015, (AGM Insured),	1,129,542
	4.00%, due 6/15/2026
	Niagara Frontier Trans. Au. Rev. Ref. (Buffalo Niagara Int’l Arpt.)
375,000	Ser. 2019-A, 5.00%, due 4/1/2037	399,280
350,000	Ser. 2019-A, 5.00%, due 4/1/2038	372,121
350,000	Ser. 2019-A, 5.00%, due 4/1/2039	371,588
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
1,250,000	Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	1,081,610
2,000,000	Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	2,039,639
500,000	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred), Ser. 2017, 5.00%, due	538,672
	4/15/2057
1,410,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/2028	1,431,749
1,980,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/2025	2,041,505
1,750,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-	1,629,722
	B-1, 4.00%, due 6/1/2050
70,000	Triborough Bridge & Tunnel Au. Spec. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp.	71,472
	Insured), 4.75%, due 1/1/2024
	TSASC Inc. Rev. Ref.
580,000	Ser. 2017-A, 5.00%, due 6/1/2028	620,865
3,000,000	Ser. 2017-A, 5.00%, due 6/1/2041	3,137,727
3,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	3,128,714
1,000,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/2030	901,579	(a)
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825,000	Ser. 2016, 5.00%, due 11/1/2030	882,725
1,000,000	Ser. 2016, 3.75%, due 11/1/2037	965,630
1,000,000	Westchester Co. Local Dev. Corp. Rev. (Purchase Sr. Learning Comm., Inc. Proj.), Ser. 2021-A,	909,021	(a)
	5.00%, due 7/1/2056
1,000,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Kendal on Hudson Proj.), Ser. 2022-B, 5.00%, due	1,031,880
	1/1/2051
665,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due	666,622
	10/15/2049
		90,834,240

Ohio 0.3%
230,000	So. Ohio Port Exempt Fac. Au. Rev., Ser. 2020-A, 7.00%, due 12/1/2042	211,715	(a)

Puerto Rico 8.5%
5,017,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	5,142,224

South Carolina 0.4%
300,000	South Carolina Jobs-Econ. Dev. Au. Solid Waste Disp. Rev. (AMT-Green Bond-Last Step Recycling	249,473	(a)
	LLC Proj.), Ser. 2021-A, 6.50%, due 6/1/2051

Texas 0.5%
393,043	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%,	31,444	(a)(b)
	due 1/1/2045
325,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%,	292,500	(b)
	due 12/1/2053
		323,944

Virgin Islands 1.7%
1,000,000	Matching Fund Spec. Purp. Securization Corp. Ref., Ser. 2022-A, 5.00%, due 10/1/2039	1,021,930

See Notes to Financial Statements	25

Schedule of Investments New York Municipal Fund Inc.^
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Wisconsin 1.6%
$300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	$308,314	(a)
800,000	St. Croix Chippewa Indians of Wisconsin Ref., Ser. 2021, 5.00%, due 9/30/2041	643,817	(a)
		952,131
	Total Municipal Notes (Cost $110,958,818)	107,005,210

UNITS

Liquidating Trust - Real Estate 1.5%
600	CMS Liquidating Trust (Cost $3,105,388)	917,400	*(c)(f)(g)
	Total Investments 177.5% (Cost $114,064,206)	107,922,610
	Liabilities Less Other Assets (1.4)%	(836,947)
	Liquidation Value of Variable Rate Municipal Term Preferred Shares (76.1)%	(46,300,000)
	Net Assets Applicable to Common Stockholders 100.0%	$60,785,663

*	Non-income producing security.

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $9,551,348, which represents 15.7% of net assets applicable to common stockholders of the Fund.

(b)	Defaulted security.

(c)	Value determined using significant unobservable inputs.

(d)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $1,125,511.

(e)	When-issued security. Total value of all such securities at April 30, 2022 amounted to $1,094,405, which represents 1.8% of net assets applicable to common stockholders of the Fund.

(f)	Security fair valued as of April 30, 2022 in accordance with procedures approved by the Board of Directors. Total value of all such securities at April 30, 2022 amounted to approximately $917,400, which represents 1.5% of net assets applicable to common stockholders of the Fund.

(g)	This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. At April 30, 2022, this security amounted to $917,400, which represents 1.5% of net assets applicable to common stockholders of the Fund.

			Acquisition Cost		Fair Value
			Percentage of Net		Percentage of Net
			Assets Applicable		Assets Applicable
			to Common		to Common
			Stockholders as of	Value as of	Stockholders as
Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Date	4/30/2022	of 4/30/2022
CMS Liquidating Trust	11/21/2012	$3,105,388	4.1%	$917,400	1.5%

See Notes to Financial Statements	26

Schedule of Investments New York Municipal Fund Inc.^
(Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$107,005,210	$—	$107,005,210
Liquidating Trust - Real Estate	—	—	917,400	917,400
Total Investments	$—	$107,005,210	$917,400	$107,922,610

(a)	The Schedule of Investments provides a categorization by state/territory.

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance,	investments
(000’s	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as of
omitted)	11/1/2021	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	4/30/2022	4/30/2022
Investments in
Securities:
Units
Liquidating
Trust—Real
Estate(c)	$750	$—	$—	$167	$—	$—	$—	$—	$917	$167
Total	$750	$—	$—	$167	$—	$—	$—	$—	$917	$167

(c)	Quantitative Information about Level 3 Fair Value Measurements:

						Impact to valuation
Investment	Fair value	Valuation	Unobservable	Input value/	Weighted	from increase
type	at 4/30/2022	approach	input(s)	range	average(d)	in input(e)
Units	$917,400	Income Approach	Discount Rate	10.0%	10.0%	Decrease
		Market Approach	Transaction Price	$20.00	$20.00	Increase

(d)	The weighted averages disclosed in the table above were weighted by relative fair value.

(e)	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	27

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	April 30, 2022	April 30, 2022	April 30, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$127,504,932	$405,097,544	$107,922,610
Cash	1,121,661	296,990	112,516
Interest receivable	1,594,452	5,484,320	1,570,932
Receivable for securities sold	—	1,050,000	—
Prepaid expenses and other assets	2,443	7,786	2,039
Total Assets	130,223,488	411,936,640	109,608,097
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A (100,000 liquidation preference per share; 550, 1,704 and 463 shares outstanding for California Fund,
Municipal Fund and New York Fund, respectively) (Note A)	55,000,000	170,400,000	46,300,000
Distributions payable—preferred shares	64,207	198,925	54,051
Distributions payable—common stock	248,687	946,869	199,695
Payable to investment manager (Note B)	26,858	85,510	22,372
Payable for securities purchased	1,158,861	1,079,750	2,148,521
Payable to administrator (Note B)	32,230	102,611	26,846
Payable to directors	2,731	2,617	2,740
Other accrued expenses and payables	65,691	96,970	68,209
Total Liabilities	56,599,265	172,913,252	48,822,434
Net Assets applicable to Common Stockholders	$73,624,223	$239,023,388	$60,785,663
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$77,388,677	$258,485,280	$70,235,667
Total distributable earnings/(losses)	(3,764,454)	(19,461,892)	(9,450,004)
Net Assets applicable to Common Stockholders	$73,624,223	$239,023,388	$60,785,663
Shares of Common Stock Outstanding ($0.0001 par value; 999,996,410,
999,990,206 and 999,996,517 shares authorized for California Fund, Municipal
Fund and New York Fund, respectively)	5,551,044	18,843,164	5,077,417
Net Asset Value Per Share of Common Stock Outstanding	$13.26	$12.68	$11.97
* Cost of Investments:
(a) Unaffiliated Issuers	$129,149,920	$409,729,624	$114,064,206

See Notes to Financial Statements	28

Statements of Operations (Unaudited)

Neuberger Berman

	CALIFORNIA MUNICIPAL FUND INC.	MUNICIPAL FUND INC.	NEW YORK MUNICIPAL FUND INC.
	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$2,447,604	$8,596,726	$2,079,974
Expenses:
Investment management fees (Note B)	170,314	545,970	142,358
Administration fees (Note B)	204,377	655,163	170,830
Audit fees	25,147	25,296	25,147
Basic maintenance (Note A)	6,198	6,199	6,199
Custodian and accounting fees	36,706	47,898	35,512
Insurance	1,876	6,063	1,570
Legal fees	32,775	39,001	37,055
Stockholder reports	4,301	12,264	4,016
Stock exchange listing fees	2,095	6,768	1,754
Stock transfer agent fees	11,545	11,537	11,527
Distributions to Variable Rate Municipal Term Preferred Shareholders and
amortization of offering costs (Note A)	313,635	959,175	264,967
Directors’ fees and expenses	22,305	22,308	22,305
Interest	42	84	—
Miscellaneous	14,385	14,080	14,345
Total expenses	845,701	2,351,806	737,585
Net investment income/(loss)	$1,601,903	$6,244,920	$1,342,389

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(44,288)	(356,012)	(108,111)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(11,687,411)	(40,388,512)	(10,002,957)
Net gain/(loss) on investments	(11,731,699)	(40,744,524)	(10,111,068)
Net increase/(decrease) in net assets applicable to Common Stockholders
resulting from operations	$(10,129,796)	$(34,499,604)	$(8,768,679)

See Notes to Financial Statements	29

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30

Statements of Changes in Net Assets

Neuberger Berman

	CALIFORNIA MUNICIPAL FUND INC.		MUNICIPAL FUND INC.
	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021
Increase/(Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$1,601,903	$3,544,533	$6,244,920	$13,693,864
Net realized gain/(loss) on investments	(44,288)	386,863	(356,012)	(644,299)
Change in net unrealized appreciation/(depreciation) of
investments	(11,687,411)	(67,176)	(40,388,512)	3,473,886
Net increase/(decrease) in net assets applicable to
Common Stockholders resulting from operations	(10,129,796)	3,864,220	(34,499,604)	16,523,451
Distributions to Common Stockholders From (Note A):
Distributable earnings	(1,492,121)	(2,984,241)	(6,828,756)	(14,105,250)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	—	119,234	260,779
Net Increase/(Decrease) in Net Assets Applicable to
Common Stockholders	(11,621,917)	879,979	(41,209,126)	2,678,980
Net Assets Applicable to Common Stockholders:
Beginning of period	85,246,140	84,366,161	280,232,514	277,553,534
End of period	$73,624,223	$85,246,140	$239,023,388	$280,232,514

See Notes to Financial Statements	31

NEW YORK MUNICIPAL FUND INC.
Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021

$1,342,389	$2,660,743
(108,111)	388,882

(10,002,957)	433,463

(8,768,679)	3,483,088

(1,198,169)	(2,396,338)

—	—

(9,966,848)	1,086,750

70,752,511	69,665,761
$60,785,663	$70,752,511

See Notes to Financial Statements	32

Notes to Financial Statements Municipal Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman California Municipal Fund Inc. (“California Fund”), Neuberger Berman Municipal Fund Inc. (“Municipal Fund”) and Neuberger Berman New York Municipal Fund Inc. (“New York Fund”) (each individually a “Fund”, and collectively, the “Funds”) were organized as Maryland corporations on July 29, 2002. California Fund and New York Fund registered as non-diversified, closed-end management investment companies and Municipal Fund registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Each Fund is currently a diversified fund. Each Fund’s Board of Directors (“Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 –unadjusted quoted prices in active markets for identical investments
● Level 2 –other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
● Level 3 –unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes and liquidating trust - real estate include current trades, bid-wanted

33

lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4

Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

ASC 740 “Income Taxes” sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2022, the Funds did not have any unrecognized tax positions.

34

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2022 were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
California Fund	$129,274,441	$4,738,679	$6,508,188	$(1,769,509)
Municipal Fund	410,001,864	19,477,869	24,382,189	(4,904,320)
New York Fund	114,288,835	1,236,400	7,602,625	(6,366,225)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund and net operating losses written off.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, net asset value (“NAV”) or NAV per share of common stock of the Funds. For the year ended October 31, 2021, the Funds recorded permanent reclassifications primarily related to one or more of the following: non-deductible stock issuance costs, adjustments to the prior period accumulated balances and net operating losses written off. For the year ended October 31, 2021, the Funds recorded the following permanent reclassifications:

		Total Distributable
	Paid-in Capital	Earnings/(Losses)
California Fund	$(14,512)	$14,512
Municipal Fund	(14,512)	14,512
New York Fund	(54,463)	54,463

The tax character of distributions paid during the years ended October 31, 2021, and October 31, 2020, was as follows:

	Distributions Paid From:
					Long-Term
	Tax-Exempt		Ordinary		Capital		Return of
	Income		Income		Gain		Capital		Total
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
California Fund	$3,505,199	$3,871,277	$1,768	$15,220	$—	$—	$—	$—	$3,506,967	$3,886,497
Municipal Fund	15,511,565	16,662,963	213,186	228,692	—	—	—	—	15,724,751	16,891,655
New York Fund	2,836,378	3,155,873	—	—	—	—	—	—	2,836,378	3,155,873

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized	Loss	Other
	Ordinary	Tax-Exempt	Long-Term	Appreciation/	Carryforwards	Temporary
	Income	Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
California Fund	$—	$1,041,609	$—	$9,917,902	$(2,808,983)	$(293,065)	$7,857,463
Municipal Fund	—	1,472,260	—	35,485,482	(13,777,729)	(1,313,545)	21,866,468
New York Fund	—	361,191	—	3,645,132	(3,252,427)	(237,052)	516,844

The temporary differences between book basis and tax basis distributable earnings are primarily due to: defaulted bond adjustments, timing differences of fund level distributions and tax adjustments related to partnerships and other investments.

35

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
California Fund	$2,122,096	$686,887
Municipal Fund	12,493,833	1,283,896
New York Fund	2,508,184	744,243

During the year ended October 31, 2021, California Fund and New York Fund utilized capital loss carryforwards of $385,915 and $387,618, respectively.

5

Distributions to common stockholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A-7.

On May 3, 2022, each Fund declared a monthly distribution to common stockholders payable June 15, 2022, to stockholders of record on May 31, 2022, with an ex-date of May 27, 2022 as follows:

Distribution per share
California Fund	$0.04480
Municipal Fund	0.05025
New York Fund	0.03933

On June 15, 2022, each Fund declared a monthly distribution to common stockholders payable July 15, 2022, to stockholders of record on June 30, 2022, with an ex-date of June 29, 2022 as follows:

Distribution per share
California Fund	$0.04480
Municipal Fund	0.05025
New York Fund	0.03933

6	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: California Fund, Municipal Fund and New York Fund issued Variable Rate Municipal Term Preferred Shares (“VMTPS”) on June 30, 2014, July 1, 2014 and July 2, 2014, respectively, as follows:

Shares
California Fund	590
Municipal Fund	1,794
New York Fund	483

36

On April 1, 2019, the Funds extended the maturity and completed a partial redemption of VMTPS. After such partial redemptions, the Funds had VMTPS outstanding as follows:

	Shares	Shares
	Redeemed	Outstanding
California Fund	40	550
Municipal Fund	90	1,704
New York Fund	20	463

On December 16, 2021, each Fund extended the term of its existing VMTPS to December 15, 2024. Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA (“Securities Industry and Financial Markets Association”) Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation
Fund	Series	Date	Outstanding	Preference
California Fund	Series A	12/15/2024	550	$55,000,000
Municipal Fund	Series A	12/15/2024	1,704	$170,400,000
New York Fund	Series A	12/15/2024	463	$46,300,000

The Funds have paid up front expenses in connection with offering the VMTPS. The expenses are included in the “Distributions to Variable Rate Municipal Term Preferred Shareholders and amortization of offering costs (Note A)” line item that is reflected in the Statements of Operations.

Each Fund may redeem its VMTPS, in whole or in part, at its option after giving notice to the relevant holders of its VMTPS. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of its VMTPS at the VMTPS Liquidation Value. The holders of the VMTPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of the VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on its VMTPS for two consecutive years.

During the six months ended April 30, 2022, the average aggregate liquidation preference outstanding and average annualized distribution rate of the VMTPS were $55,000,000 and 1.13%, $170,400,000 and 1.13%, and $46,300,000 and 1.13%, for California Fund, Municipal Fund and New York Fund, respectively.

8

Securities lending: Each Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is

37

managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

During the six months ended April 30, 2022, the Funds did not participate in securities lending.

9

Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California Fund and New York Fund normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

10

Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

11

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee at an annual rate of 0.25% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS liquidation preference is not considered a liability.

Each Fund retains NBIA as its administrator under an Administration Agreement. Each Fund pays NBIA an administration fee at an annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

38

Note C—Securities Transactions:

During the six months ended April 30, 2022, there were purchase and sale transactions of long-term securities as follows:

	Purchases	Sales
California Fund	$16,452,693	$15,421,437
Municipal Fund	103,296,678	103,674,504
New York Fund	7,440,590	5,455,004

Note D—Capital:

Transactions in shares of common stock for the six months ended April 30, 2022, and for the year ended October 31, 2021 were as follows:

	For the Six Months Ended April 30, 2022		For the Year Ended October 31, 2021
	Stock Issued on	Net Increase/	Stock Issued on	Net Increase/
	Reinvestment of	(Decrease)	Reinvestment of	(Decrease)
	Dividends	In Common Stock	Dividends	In Common Stock
	and Distributions	Outstanding	and Distributions	Outstanding
California Fund	—	—	—	—
Municipal Fund	8,175	8,175	16,893	16,893
New York Fund	—	—	—	—

Note E—Other Matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.

Russia’s Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

39

Financial Highlights

California Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2022		Year Ended October 31,
	(Unaudited)		2021		2020		2019		2018		2017
Common Stock Net Asset Value,
Beginning of Period	$15.36		$15.20		$15.58		$14.33		$15.22		$15.67

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.29		0.64		0.62		0.54		0.51		0.61
Net Gains or (Losses) on Securities
(both realized and unrealized)	(2.12)		0.06		(0.46)		1.25		(0.83)		(0.41)
Total From Investment Operations
Applicable to Common Stockholders	(1.83)		0.70		0.16		1.79		(0.32)		0.20

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.27)		(0.54)		(0.54)		(0.52)		(0.54)		(0.65)
Tax Return of Capital	—		—		—		(0.02)		(0.03)		—
Total Distributions to
Common Stockholders	(0.27)		(0.54)		(0.54)		(0.54)		(0.57)		(0.65)
Common Stock Net Asset Value,
End of Period	$13.26		$15.36		$15.20		$15.58		$14.33		$15.22
Common Stock Market Value,
End of Period	$11.60		$13.91		$12.86		$13.92		$12.08		$13.91
Total Return, Common Stock Net
Asset Value†	(11.82	)%*	4.97%		1.57%		13.19%		(1.59)%		1.60%[a]
Total Return, Common Stock Market Value†	(14.82	)%*	12.36%		(3.82)%		19.96%		(9.23)%		(6.55)%[a]

Supplemental Data/Ratios
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$73.6		$85.2		$84.4		$86.5		$79.6		$84.5
Preferred Stock Outstanding,
End of Period (in millions)	$55.0		$55.0	ØØ	$55.0	ØØ	$55.0	ØØ	$59.0	ØØ	$59.0	ØØ
Preferred Stock Liquidation Preference
Per Share	$100,000		$100,000		$100,000		$100,000		$100,000		$100,000
Ratios are Calculated Using
Average Net Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.07	%**	1.86%		2.35%		3.05%		3.17%		2.76%
Ratio of Net ExpensesØ	2.07	%**	1.86%		2.35%		3.05%		3.17%		2.70%[b]
Ratio of Net Investment Income/(Loss)	3.92	%**	4.08%		4.06%		3.59%		3.41%		4.04%[b]
Portfolio Turnover Rate	11	%*	10%		27%		25%		30%		36%
Asset Coverage Per Share of Preferred
Stock, End of Period¢	$233,979		$255,063		$253,442		$257,409		$235,042		$243,283

See Notes to Financial Highlights	40

Financial Highlights

Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2022		Year Ended October 31,
	(Unaudited)		2021		2020		2019		2018		2017
Common Stock Net Asset Value, Beginning of Period	$14.88		$14.75		$15.33		$14.52		$15.49		$16.06

Income From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.33		0.73		0.68		0.66		0.69		0.74
Net Gains or (Losses) on Securities (both realized and unrealized)	(2.17)		0.15		(0.51)		0.90		(0.89)		(0.48)
Total From Investment Operations Applicable to Common Stockholders	(1.84)		0.88		0.17		1.56		(0.20)		0.26

Less Distributions to Common Stockholders From:
Net Investment Income	(0.36)		(0.75)		(0.75)		(0.75)		(0.77)		(0.83)
Common Stock Net Asset Value, End of Period	$12.68		$14.88		$14.75		$15.33		$14.52		$15.49
Common Stock Market Value, End of Period	$11.97		$15.22		$14.15		$15.57		$12.62		$14.92
Total Return, Common Stock Net Asset Value†	(12.45	)%*	5.91%		1.40%		11.18%		(0.85)%		1.83%[a]
Total Return, Common Stock Market Value†	(19.19	)%*	12.92%		(4.23)%		29.92%		(10.54)%		2.68%[a]

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Period (in millions)	$239.0		$280.2		$277.6		$288.2		$273.0		$291.3
Preferred Stock Outstanding, End of Period (in millions)	$170.4		$170.4	ØØ	$170.4	ØØ	$170.4	ØØ	$179.4	ØØ	$179.3	ØØ
Preferred Stock Liquidation Preference Per Share	$100,000		$100,000		$100,000		$100,000		$100,000		$100,000
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØ	1.76	%**	1.58%		2.03%		2.66%		2.69%		2.31%
Ratio of Net ExpensesØ	1.76	%**	1.58%		2.03%		2.66%		2.69%		2.29%[b]
Ratio of Net Investment Income/(Loss)	4.66	%**	4.77%		4.54%		4.39%		4.54%		4.78%[b]
Portfolio Turnover Rate	24	%*	13%		39%		44%		24%		20%
Asset Coverage Per Share of Preferred Stock, End of Period¢	$240,389		$264,533		$262,958		$269,321		$252,390		$262,497

See Notes to Financial Highlights	41

Financial Highlights

New York Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2022		Year Ended October 31,
	(Unaudited)		2021		2020		2019		2018		2017
Common Stock Net Asset Value,
Beginning of Period	$13.93		$13.72		$14.06		$13.29		$14.10		$14.56

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss) @	0.26		0.52		0.49		0.48		0.50		0.55
Net Gains or (Losses) on Securities
(both realized and unrealized)	(1.98)		0.16		(0.36)		0.76		(0.82)		(0.47)
Total From Investment Operations
Applicable to Common Stockholders	(1.72)		0.68		0.13		1.24		(0.32)		0.08

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.24)		(0.47)		(0.47)		(0.45)		(0.49)		(0.54)
Tax Return of Capital	—		—		—		(0.02)		—		—
Total Distributions to
Common Stockholders	(0.24)		(0.47)		(0.47)		(0.47)		(0.49)		(0.54)
Common Stock Net Asset Value,
End of Period	$11.97		$13.93		$13.72		$14.06		$13.29		$14.10
Common Stock Market Value,
End of Period	$10.28		$12.54		$11.64		$12.39		$11.13		$12.44
Total Return, Common Stock Net
Asset Value†	(12.29	)%*	5.32%		1.45%		9.96%		(1.69)%		1.04%[a]
Total Return, Common Stock
Market Value†	(16.32	)%*	11.75%		(2.33)%		15.71%		(6.68)%		(3.43)%[a]

Supplemental Data/Ratios
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$60.8		$70.8		$69.7		$71.4		$67.5		$71.6
Preferred Stock Outstanding,
End of Period (in millions)	$46.3		$46.3	ØØ	$46.3	ØØ	$46.3	ØØ	$48.3	ØØ	$48.3	ØØ
Preferred Stock Liquidation Preference
Per Share	$100,000		$100,000		$100,000		$100,000		$100,000		$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.17	%**	1.94%		2.44%		3.10%		3.16%		2.75%
Ratio of Net ExpensesØ	2.17	%**	1.94%		2.44%		3.10%		3.16%		2.69%[b]
Ratio of Net Investment Income/(Loss)	3.95	%**	3.68%		3.56%		3.45%		3.65%		3.92%[b]
Portfolio Turnover Rate	5	%*	15%		29%		29%		19%		25%
Asset Coverage Per Share of
Preferred Stock, End of Period¢	$231,403		$252,881		$250,508		$254,281		$239,886		$248,341

See Notes to Financial Highlights	42

Notes to Financial Highlights Municipal Closed-End
Funds (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

*	Not annualized.

**	Annualized.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Six Months Ended April 30,	Year Ended October 31,
	2022	2021	2020	2019	2018	2017
California Fund	0.75%	0.60%	1.07%	1.75%	1.83%	1.41%
Municipal Fund	0.71%	0.56%	1.00%	1.59%	1.62%	1.24%
New York Fund	0.76%	0.61%	1.09%	1.74%	1.78%	1.36%

ØØ	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

	Year Ended October 31,
	2021	2020	2019	2018	2017
California Fund	$5,966	$20,479	$35,031	$19,412	$48,977
Municipal Fund	5,962	20,475	35,027	37,703	94,807
New York Fund	5,966	20,479	35,031	18,355	46,048

¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS) from the Fund’s total assets and dividing by the number of VMTPS outstanding.

a

In May 2016, the Funds’ custodian, State Street, announced that it had identified inconsistencies in the way in which the Funds were invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015, and refunded to the Funds certain expenses, plus interest, determined to be payable to the Funds for the period. These amounts had no impact on the Funds’ total returns for the year ended October 31, 2017.

43

b	The custodian expenses refund noted in (a) above is non-recurring and is included in these ratios. Had the Funds not received the refund, the annualized ratio of net expenses to average net assets applicable to common stockholders and the annualized ratio of net investment income/(loss) to average net assets applicable to common stockholders would have been:

	Ratio of Net Expenses	Ratio of Net Investment
	to Average Net Assets	Income/(Loss) to Average
	Applicable to Common	Net Assets Applicable to
	Stockholders	Common Stockholders
	Year Ended	Year Ended
	October 31, 2017	October 31, 2017
California Fund	2.76%	3.98%
Municipal Fund	2.31%	4.75%
New York Fund	2.75%	3.86%

44

Distribution Reinvestment Plan for each Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing

45

of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

46

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

47

Directory

Investment Manager and Administrator Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 877.461.1899	Plan Agent American Stock Transfer & Trust Company, LLC Plan Administration Department P.O. Box 922 Wall Street Station New York, NY 10269-0560

Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Overnight correspondence should be sent to: American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 Shareholder Services 866.227.2136	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

48

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Each Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

49

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security numbers, dates of birth and other numerical identifiers
■Names and addresses
■Driver’s licenses, passports and other identification documents
■Usernames and passwords
■Internet protocol addresses and other network activity information
■Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com

This is not part of the Funds’ stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information directly from you or your representatives, for example, when you

■seek advice about your investments
■give us your contact or income information
■provide account information or open an account
■direct us to buy or sell securities, or complete other transactions
■visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Funds’ stockholder report.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of stockholders and is not an offer for shares of the Funds.

IO208 06/22

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman New York Municipal Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.
Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman New York Municipal Fund Inc.

By:	/s/ Joseph V. Amato Joseph V. Amato Chief Executive Officer and President
Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato Joseph V. Amato Chief Executive Officer and President

Date: July 6, 2022

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:  July 6, 2022